                           SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                         FORM 8-K

                                      CURRENT REPORT

                             Pursuant to Section 13 or 15(d)
                          of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

                                   Frontier Airlines, Inc.
                 (Exact name of registrant as specified in its charter)

       Colorado                      0-24126                84-1256945
(State of Incorporation)     (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)

   7001 Tower Road, Denver, Colorado                         80249
(Address of principal executive offices)                   (Zip Code)

                                       (720) 374-4200
                                (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

99.1     Press Release dated July 29, 2004, entitled "Frontier Airlines Reports Fiscal First
         Quarter 2005 Results".

Item 12.  Results of Operations and Financial Condition.

         On July 29, 2004,  Frontier  Airlines,  Inc. issued a press release  announcing its financial results for its first  fiscal  quarter  ending  June 30,  2004.  The press release  dated July 29, 2004  entitled  "Frontier Airlines Reports Fiscal First Quarter
         2005 Results" is attached hereto as Exhibit 99.1.

                                        SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 FRONTIER AIRLINES, INC.

Date: July 29, 2004                              By: /s/  Jeff S. Potter
                                                 Its:  President and CEO

                                                 By: /s/  Paul H. Tate
                                                 Its:  CFO